Impact of COVID-19	12 Months Ended
Dec. 31, 2021
Disclosure Of Impact Of C O V I D19 [Abstract]
Impact of COVID-19
NOTE 4.
IMPACT OF
COVID-19
In 2021, the Novel Coronavirus
(COVID-19)
pandemic persisted as the emergence of virus variants caused continued disruptions to global markets. The challenging economic climate continued to have adverse impact on the Corporation including, but not limited to, reductions in revenue and cash flows, labour constraints and supply chain inflation. The situation remains dynamic and the ultimate duration and magnitude of the impact on the economy and financial effect on the Corporation remains unknown at this time. Estimates and judgements made by management in the preparation of these consolidated financial statements are increasingly difficult and subject to a higher degree of measurement uncertainty during this volatile period.